UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2010
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-32955 (Commission File Number)	04-3557612 (I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.
          At the Special Meeting of Shareholders held on Wednesday, October 27, 2010, shareholders approved the agreement and plan of merger, dated as of July 15, 2010, by and among LSB Corporation (the “Company”), River Bank, People’s United Financial, Inc., People’s United Bank and Bridgeport Merger Corporation (the “Merger Agreement”).
          Set forth below are the voting results for the two proposals considered and voted upon at the Special Meeting of Shareholders, each of which was described in more detail in the Company’s definitive Proxy Statement delivered to the Company’s shareholders and filed with the Securities and Exchange Commission (the “Commission”) on September 15, 2010:
1. To approve the agreement and plan or merger, dated as of July 15, 2010, by and among LSB Corporation, River Bank, People’s United Financial, Inc., People’s United Bank and Bridgeport Merger Corporation.

FOR	3,646,352.383572
AGAINST	15,813.421030
ABSTAIN	1,687.105353
2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the Merger Agreement.

FOR	3,619,005.647106
AGAINST	40,824.157496
ABSTAIN	4,023.105353
Item 8.01.      Other Events.
          On July 27, 2010, George Assad, Jr., an alleged stockholder of the Company, filed a putative class action allegedly on behalf of all Company stockholders in the Massachusetts Superior Court, Essex County, against the Company, River Bank, the Company’s board of Directors, People’s United Financial, Inc. (“People’s United”), People’s United Bank, a wholly-owned subsidiary of People’s United, and Bridgeport Merger Corporation, a wholly-owned subsidiary of People’s United. The case, which subsequently was consolidated with another case and transferred to the Business Litigation Section of the Massachusetts Superior Court sitting in Suffolk County, is captioned George Assad, Jr. v. LSB Corporation et al., Suffolk Civil Action No. 2010-3626-BLS2). The Company incorporates herein by reference the Company’s previous disclosure regarding this legal proceeding appearing in Part II, Item 1, “Legal Proceedings”, in our Periodic Report on Form 10-Q filed with the Commission on August 13, 2010 and “Litigation Related to the Merger”, in the Company’s definitive Proxy Statement delivered to the Company’s shareholders and filed with the Commission on September 15, 2010.
          On October 22, 2010, the Superior Court denied the plaintiffs motion for preliminary injunction to prevent, pending additional disclosure, the shareholder vote scheduled for October 27, 2010, stating that “[o]verall, the Court concludes that the plaintiffs have not established a likelihood of success on the merits of their claim of inadequate disclosure.”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION
DATED: October 28, 2010	By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer